VOYA PARTNERS, INC.

Voya Solution 2025 Portfolio

Voya Solution 2045 Portfolio

Voya Solution Income Portfolio

(collectively, the "Solution Portfolios")

VOYA VARIABLE PORTFOLIOS, INC.

Voya Global High Dividend Low Volatility Portfolio

("Global HDLV Portfolio" and together with the Solution Portfolios, the "Portfolios")

Supplement dated March 8, 2024

to the Solution Portfolios' Class ADV, Class I, Class S, Class S2, and Class T Shares' Prospectus and Global HDLV Portfolio's Class ADV, Class I, Class S, Class S2, and Class T Shares' Prospectus, each dated May 1, 2023, as supplemented (together, the "Prospectuses")

and related Statements of Additional Information (together, the "SAIs"), each dated May 1, 2023, as supplemented

On March 6, 2024, the Portfolios' Boards of Directors approved the conversion of the Portfolios' Class T shares, effective on or about April 12, 2024 (the "Conversion Date"). As of the close of business on the Conversion Date, all outstanding Class T shares of the Portfolios will be converted to Class ADV shares of the same Portfolio. No contingent deferred sales charges will be payable in connection with this conversion. The conversion of the Portfolios' Class T shares into Class ADV shares on the Conversion Date is not expected to be a taxable event for U.S. federal income tax purposes and should not result in the recognition of gain or loss by converting shareholders, although each shareholder should consult with his or her own tax advisor.

Effective on or about April 12, 2024, the Portfolios' Prospectuses and SAIs are revised to remove all references to Class T shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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